Exhibit 10.2

EQUIPMENT SCHEDULE No. 02

Lessee SIGMATRON INTERNATIONAL, INC.				Equipment Location DIGITAL APPLIANCE CONTROLS DE MEXICO, S.A.
Street Address 2201 Landmeier Road				Street Address Miguel de Cervantes No. 151, Complejo Industrial Chihuahua
City Elk Grove Village	State IL	County Cook	Zip Code 60007	City Chihuahua	State CH	County Mexico	Zip Code 31136
Contact Michelle Laguna	Telephone (847) 640-4397			Contact Michelle Laguna		Telephone (847) 640-4397

Quantity	Description
1

Kulicke and Soffa Industries, Inc. iX502  Electronics Assembly System  (Item No. 1121/06) including iX Base, PLM Connector, (10) Standard Placement Robot, (10) Placement Controller, (10) AC Toolbit Exchange Unit, (11) Placement Head LV, LFOV Camera, (5) Feeder Trolley, 1st Level Spares Kit, Installation Tooling, (50) 8-Millimeter iFeeder, (8) 12-Millimeter iFeeder, (4) 16-Millimeter iFeeder, (4) 24-Millimeter iFeeder, Inline Tape Loading Unit, (6) Board Support Strip, (2) 5-Piece CPL3 Nozzle, (2) 5-Piece CPL4 Nozzle, (2) 5-Piece L5 Nozzle, L7 AX Nozzle, 5-Piece L8 Nozzle, (2) 5-Piece V3 Nozzle, Nozzle Cleaning Kit, SA RCA 2D, Calibration Set, 6-Month Extended Warranty,   MSS Process Preparation, Flexline Optimizer, MSS Process Preparation (Great Britain/England), PLM 7.0, and Tape Loading Unit Serial Number: 946601121061M85780

1	BTU International Pyramax 100A 480VAC Convection Reflow Oven (Item No. PYRAMAX100A) Serial Number: SIMX-2C
1	Value Added Services provided by Assembleon America, Inc. including On Site Engineering Support, Training, and Labor
1	Freight

This Equipment Schedule No. 02 dated October 9, 2017 (“Equipment Schedule”) incorporates the terms and conditions of that certain Master Lease No. 2017389 dated August  15,  2017  (“Master Lease”) by and between  FIRST AMERICAN COMMERCIAL BANCORP, INC. (“Lessor”) and SIGMATRON INTERNATIONAL, INC. (“Lessee”) (the Equipment Schedule and Master Lease as incorporated therein, the  “Lease”).  Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the above-described items of Equipment for the Lease Term and on terms and conditions set forth herein.  In the event of any conflict between the terms of the Master Lease and the terms of this Equipment Schedule, the terms of this Equipment Schedule shall prevail.

If applicable, for purposes of this Equipment Schedule and all ancillary documents, the terms defined in the Master Lease as “Delivery Order and Acceptance Certificate” and “Authorization Date” are hereby revised to be “Delivery and Acceptance Certificate” and “Acceptance Date,” respectively.

Base Lease Term 48 Months	Lessee shall pay Lessor a nonrefundable advance rental payment in the amount of $12,911.67 which is applied to the last payment due under the Lease. Billing is monthly.	Monthly Rental Payment $12,911.67, plus applicable taxes

Accepted by Lessee SIGMATRON INTERNATIONAL, INC.		Accepted by Lessor FIRST AMERICAN COMMERCIAL BANCORP, INC.
By /s/ Linda K. Frauendorfer		By /s/ Daniel Wallenhorst
Name Linda K. Frauendorfer		Name Daniel Wallenhorst
Title Chief Financial Officer	Date October 6, 2017	Title Vice President	Date October 9, 2017